SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

(Date of earliest event reported):
December 10, 2002

MONARCH DENTAL CORPORATION
(Exact name of registrant as specified in charter)

Delaware	000-22835	51-0363560
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

Tollway Plaza II,
15950 North Dallas Parkway, Suite 825,
Dallas, Texas 75248
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:
(972) 361-8420

ITEM	5. OTHER EVENTS.

On December 10, 2002, Bruce Galloway and Europa International, Inc. (an affiliate of Fred Knoll), who collectively with their affiliates currently hold approximately 25% of the outstanding common stock of Monarch Dental Corporation (“Monarch Dental”), entered into Stockholder Support Agreements (the “Support Agreements”) with Bright Now! Dental, Inc. (“Bright Now! Dental”). Pursuant to the Support Agreements, such stockholders agreed to vote in favor of the approval of the Agreement and Plan of Merger, dated November 27, 2002, as amended (the “Merger Agreement”), by and among Monarch Dental, Bright Now! Dental and Milkweed, Inc., a wholly-owned subsidiary of Bright Now! Dental (“Milkweed”). The Merger Agreement provides for the merger of Milkweed with and into Monarch Dental, with Monarch Dental being the surviving corporation (the “Merger”). Completion of the Merger is subject to certain closing conditions, including stockholder approval of the Merger Agreement.

In connection with the execution of the Support Agreements, Bright Now! Dental agreed to increase the consideration to be paid to all of Monarch Dental’s stockholders upon completion of the Merger from $5.00 to $5.75 per share, and on December 10, 2002, the parties entered into Amendment No. 1 to the Merger Agreement in connection therewith. Also in connection with the Support Agreements, Monarch Dental waived the restrictions on “business combinations” set forth in Section 203 of the Delaware General Corporation Law and exempted the related transactions from the operation of its Shareholder Rights Agreement, dated as of September 16, 2002 and amended as of November 27, 2002 (the “Rights Agreement”).

Amendment No. 1 to the Merger Agreement (which is attached hereto as Exhibit 2.2), Amendment No. 2 to the Rights Agreement (which is attached hereto as Exhibit 4.3), the Support Agreements (which are attached hereto as Exhibits 99.1 and 99.2), and the press release issued by Monarch Dental (which is attached hereto as Exhibit 99.3) are incorporated herein by reference.

ITEM	7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)	Financial Statements of Business Acquired:	Not Applicable

(b)	Financial Statements of Business Acquired:	Not Applicable

(c)	Exhibits:

2.1
Agreement and Plan of Merger, dated as of November 27, 2002, by and among Monarch Dental Corporation, Bright Now! Dental, Inc. and Milkweed, Inc. (excluding schedules, which the Registrant agrees to furnish supplementally to the Commission upon request), filed as Exhibit 2.1 to Monarch Dental’s current report on Form 8-K on November 27, 2002, and incorporated herein by reference

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2.2	Amendment No. 1 to Agreement and Plan of Merger, dated as of December 10, 2002, by and among Monarch Dental Corporation, Bright Now! Dental, Inc. and Milkweed, Inc.

4.1
Shareholder Rights Agreement, dated as of September 16, 2002, by and between Monarch Dental Corporation and Mellon Investor Services LLC, filed as Exhibit 4.1 to Monarch Dental’s current report on Form 8-K on September 17, 2002, and incorporated herein by reference

4.2
Amendment No. 1 to Shareholder Rights Agreement, dated as of November 27, 2002, by and between Monarch Dental Corporation and Mellon Investor Services LLC, filed as Exhibit 4.2 to Monarch Dental’s current report on Form 8-K on November 27, 2002, and incorporated herein by reference

4.3	Amendment No. 2 to Shareholder Rights Agreement, dated as of December 10, 2002, by and between Monarch Dental Corporation and Mellon Investor Services LLC

99.1	Stockholder Support Agreement, dated as of December 10, 2002, by and between Bruce Galloway and Bright Now! Dental, Inc.

99.2	Stockholder Support Agreement, dated as of December 10, 2002, by and between Europa International, Inc. and Bright Now! Dental, Inc.

99.3	Press Release of Monarch Dental Corporation dated December 11, 2002

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONARCH DENTAL CORPORATION

Date: December 11, 2002	By:	/s/ Lisa K. Peterson
Lisa K. Peterson Chief Financial and Administrative Officer

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EXHIBIT INDEX

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated as of November 27, 2002, by and among Monarch Dental Corporation, Bright Now! Dental, Inc. and Milkweed, Inc. (excluding schedules, which the Registrant agrees to furnish supplementally to the Commission upon request), filed as Exhibit 2.1 to Monarch Dental’s current report on Form 8-K on November 27, 2002, and incorporated herein by reference

2.2	Amendment No. 1 to Agreement and Plan of Merger, dated as of December 10, 2002, by and among Monarch Dental Corporation, Bright Now! Dental, Inc. and Milkweed, Inc.

4.1
Shareholder Rights Agreement, dated as of September 16, 2002, by and between Monarch Dental Corporation and Mellon Investor Services LLC, filed as Exhibit 4.1 to Monarch Dental’s current report on Form 8-K on September 17, 2002, and incorporated herein by reference

4.2
Amendment No. 1 to Shareholder Rights Agreement, dated as of November 27, 2002, by and between Monarch Dental Corporation and Mellon Investor Services LLC, filed as Exhibit 4.2 to Monarch Dental’s current report on Form 8-K on November 27, 2002, and incorporated herein by reference

4.3	Amendment No. 2 to Shareholder Rights Agreement, dated as of December 10, 2002, by and between Monarch Dental Corporation and Mellon Investor Services LLC

99.1	Stockholder Support Agreement, dated as of December 10, 2002, by and between Bruce Galloway and Bright Now! Dental, Inc.

99.2	Stockholder Support Agreement, dated as of December 10, 2002, by and between Europa International, Inc. and Bright Now! Dental, Inc.

99.3	Press Release of Monarch Dental Corporation dated December 11, 2002